UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 7, 2011

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10943 North Sam Houston Parkway West
Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 7, 2011, NCI Building Systems, Inc. (“NCI”) issued a press release announcing NCI’s financial results for the quarter ended July 31, 2011. A copy of the press release is attached as Exhibit 99.1.
     NCI’s press release includes Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share which are non-GAAP financial measures. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share exclude refinancing costs, convertible preferred stock beneficial conversion feature, stock-based compensation, restructuring charges (recovery), gain on embedded derivative, asset impairments (recovery), transaction costs, pre-acquisition contingency adjustment and actuarial determined general liability self-insurance reserve adjustment. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share are measures used by management and therefore provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss applicable to common shares and Adjusted Loss Per Diluted Common Share should not be considered in isolation or as substitutes for operating income (loss), net loss or loss per share determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures are included in the press release furnished hereto as Exhibit 99.1.
     The information in this Item 2.02 and Exhibit 99.1 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended or the Exchange Act, except if NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated September 7, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: September 7, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 7, 2011.